UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY 10604

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SPAR Group, Inc. ("SGRP", "SPAR Group", or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 8.01              Other Events.

Changing SGRP's By-Laws Supermajority Requirement

As a result of the Delaware Settlement (see below), a "super majority" vote of at least 75% of all directors serving on the Board of Directors of SGRP (the "Board") is required for any of the following (the "Supermajority Requirements") under SGRP's By-Laws, which was added as a result of a previous written stockholder consent from Robert G. Brown and William H. Bartels (see Majority Stockholders Background, Prior Written Consents, Actions and By-Laws Amendments, below):

●	Issuance of more than 500,000 shares of stock individually or in any series of transactions;
●	Issuance of any preferred stock;
●	Declaration of any non-cash dividend on the shares of capital stock of the Corporation;
●	Any By-Laws or Committee Charter modification;
●	Formation or expansion of the authority of any Committee or subcommittee; or
●	Appointment or removal of any Committee member.

Other matters continue to be decided by a regular majority vote of more than 50% of the directors present and voting in any meeting in which a quorum is present.

On December 22, 2020, the Board considered Mr. Robert Brown's proposed additional changes to SGRP's By-Laws. Mr. Brown moved that the Supermajority Requirements of 75% of the entire Board in Sections 3.12 and 4.02(e) be amended to require a majority of at least 51% of the entire Board. That modification was not approved because it did not receive the requisite supermajority, that modification failed. SGRP's management is against the modification, along with a majority of SGRP's independent directors, since they believe these important matters should continue to follow the Supermajority Requirements to insure independence of corporate governance in the interest of SGRP and all shareholders.

New Written Consents from Majority Stockholders to Eliminate the Supermajority Requirement

On the day after the December 22nd Board meeting, Mr. Brown sent to SGRP's Secretary, Fay DeVriese, the preliminary Written Consent from Robert G. Brown, William H. Bartels and the other Majority Stockholders (see Majority Stockholders Background, below) changing the Supermajority Requirement to a majority (at least 51%) of all directors serving on the Board ("Absolute Majority Requirements"), acting unilaterally, and without the participation of SGRP's Board, Governance Committee or other stockholders. Mr. Brown completed the delivery to SGRP of the Majority Stockholders' finalized executed counterparts on December 29, 2020, after earlier incomplete deliveries (as so delivered, the "12-29 Written Consent"), even though they were dated earlier as of December 24, 2020.

SGRP believes that the 12-29 Written Consents and the new Absolute Majority Requirements will become effective upon the delivery of the Definitive Information Statement to SGRP's stockholders as required under applicable SEC Rules (see Notice and Information Statement, below), which delivery may not be completed until late January 2021.

The 12-29 Written Consent is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Majority Stockholders Background

Mr. Robert G. Brown is a director, co-founder and significant stockholder of SGRP, and together with two related parties, (i) SP/R, Inc. Defined Benefit Pension Trust (the "Trust"), which is a trust for the benefit (in part) of Robert G. Brown and controlled by Robert G. Brown's children as its trustees, and (ii) Innovative Global Technologies, LLC, of which Robert G. Brown is a manager (collectively, with Robert G. Brown and the Trust, the "Brown Group"), together own and share voting power respecting approximately 6,107,065 SGRP Shares, or approximately 28.9% of the outstanding SGRP Shares.

Mr. William H. Bartels also is a director, co-founder and significant stockholder of SGRP, and together with the WHB Services, Inc. Incentive Savings Plan and Trust (the "Bartels Group"), together own and share voting power respecting approximately 5,254,570 SGRP Shares, or approximately 24.9% of the outstanding SGRP Shares.

The Brown Group and Bartels Group together own and have owned a majority (over 54%) of the outstanding SGRP Shares and will be referred to collectively as the "Majority Stockholders".

The Brown Group (without the Bartels Group) has made several special meeting requests respecting (among other things) the election of Mr. Brown's brother, James S. Brown. The latest special meeting (the "Second Special Meeting") called by the Brown Group is currently scheduled for January 19, 2021. The Brown Group (without the Bartels Group) also has placed By-Law amendments on the Annual Stockholder ballot and the Second Special Meeting ballot.

See SGRP's definitive Proxy Statement respecting the Second Special Meeting filed with the SEC on (the "Second Special Meeting Proxy Statement"), filed with the SEC on December 10, 2020, SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 13, 2020, which SGRP filed with the SEC on May 1, 2020 (the "Annual Meeting Proxy Statement"), SGRP's definitive Proxy Statement and Information Statement (the "First Special Meeting Proxy/Information Statement") respecting the Special Meeting of Stockholders held on April 30, 2020 (the "First Special Meeting"), filed with the SEC on April 3, 2020, and SGRP's Current Report on Form 8-K respecting the First Special Meeting voting results as filed with the SEC on May 4, 2020 (the "First Special Meeting Report").

See also Note 5 to SGRP's Consolidated Financial Statements -- "Related Party Transactions" and Part II - Item 1 – "Legal Proceedings", in SGRP's Quarterly Report on form 10-Q as filed with the SEC on November 16, 2020 ("Q3 2020 Report").

Prior Written Consents, Actions and By-Laws Amendments

The Majority Stockholders have acted as a control group and adopted written consents to unilaterally, and without the participation of SGRP's Board, Governance Committee or other stockholders, endeavoring to (among other things) change the then-current By-Laws of SGRP (the "Proposed 2018 Amendments") in order to (among other things) remove authority from the Board through new supermajority requirements and stockholder only approvals, which ultimately was resolved in a negotiated settlement that included the adoption of SGRP's Amended and Restated By-Laws on January 18, 2019 (the "Delaware Settlement"). See Part I, Item 3 -- Legal Proceedings - RELATED PARTIES AND RELATED PARTY LITIGATION, in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2019 (as filed, the "2019 Annual Report"), as filed with the SEC on April 14, 2020, and Part II - Item 1 – "Legal Proceedings", in SGRP's Q3 2020 Report.

Pursuant to the Delaware Settlement, the parties agreed to amend and restate SGRP's then-current By-Laws (the "2019 Restated By-Laws") with negotiated changes to the Proposed Amendments that adopted the new supermajority requirements sought by the Majority Stockholders.

Notice and Information Statement

Applicable law requires SGRP to provide prompt notice to the other stockholders of any action taken by written consent. In addition, applicable law requires SGRP to file a Definitive Information Statement with the SEC (a "Definitive Information Statement"), which will (when mailed) serve as the notice to other stockholders of SGRP that, because the Majority Stockholders acted unilaterally and without sufficient advance notice to SGRP of their proposed action date and timing, SGRP could not have first asked all stockholders to execute the Written Consents as required under applicable law.

Applicable law requires the Definitive Information Statement to be filed with the SEC at least 20 days prior to the earliest date on which the corporate action may be taken by consent. Accordingly, SGRP is taking the position that the Written Consents will not be effective until at least 20 calendar days following the date on which the Definitive Information Statement is sent to SGRP's other stockholders that did not execute the Written Consents, which cannot occur immediately.

Before the Definitive Information Statement can be filed with the SEC and sent to SGRP's stockholders, applicable law requires a preliminary Schedule 14C (the "Preliminary Information Statement") to be filed with the SEC at least 10 calendar days before the Definitive Information Statement is filed with the SEC and sent to SGRP's stockholders (with the filing date of the Preliminary Information Statement counting as the first day). If the SEC does not provide comments on the Preliminary Information Statement during such 10-day period, SGRP may file the Definitive Information Statement. However, the SEC may review and provide comments to the Preliminary Information Statement during such 10-day period, which could delay the process because of the time taken to resolve the SEC's comments.

SGRP must mail the appropriate number of copies of the Definitive Information Statement to the Depository Trust Company ("DTC"), SGRP's transfer agent, each DTC participant and each beneficial stockholder known to SGRP. In order to do that mailing, SGRP will obtain an up-to-date list of its stockholders as of December 29, 2020, which includes inquiries through its transfer agent, DTC, and a broker search, which takes time and also may delay the effective time of the Written Consents.

Due to the lead time involved in the SEC's review of the Preliminary Information Statement, the broker search and mailing processes, it will likely be more than thirty days before all of the notices, filings and other conditions under applicable law have been satisfied and 12-29 Written Consent and the new Absolute Majority Requirements take effect. SGRP will begin preparing the Preliminary Information Statement and the updated stockholder list as promptly as reasonably practicable.

SGRP believes that 12-29 Written Consent and the new Absolute Majority Requirements will become effective upon the delivery of the Definitive Information Statement to SGRP's stockholders as required under applicable SEC rules (which may not be completed until after weeks after the Second Special Meeting).

Information Not "Filed"

The information in Item 8.01 of this Report and the Release attached as Exhibit 99.1, and any information that may be conveyed in such conference call, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, and all rules thereunder, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential negative effects of those or other possible changes in SGRP's By-Laws, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO, the integration and suitability of the Company's new CFO, the likelihood of finding and hiring a suitable replacement CEO for the Company, repurchases made under the 2021 Stock Repurchase Program, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01               Financial Statements and Exhibits.

(d)            Exhibits:

99.1

Written Consent of Stockholders of SPAR Group, Inc., dated December 24, 2020, and finalized and delivered on December 29, 2020, from Mr. Robert G. Brown, the SP/R, Inc. Defined Benefit Pension Trust, Innovative Global Technologies, LLC, Mr. William H. Bartels and the WHB Services, Inc. Incentive Savings Plan and Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	January 5_. 2021
By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer